UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2003

                        WORLDWIDE WIRELESS NETWORKS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA

                                     ------
                 (State or other jurisdiction of incorporation)

             0-27989                                    88-0286466
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     (Commission File Number)               (I.R.S. Employer Identification No.)

         770 The City Drive South, Suite 3700, Orange, California 92868
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 917-2468

                                 Not Applicable

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   (Former name, former address and former fiscal year, if changed since last report)

                  Total number of pages in this document:     5
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                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT . . . . . . . . . . . . . . . . . . 1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS . . . . . . . . . . . . . . . . 1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP . . . . . . . . . . . . . . . . . . . . . 1

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT . . . . . . . . . . . . 1

ITEM 5.   OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW

          DIRECTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS. . . . . . . . 1

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

          Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

          On December 18, 2003, Worldwide Wireless Networks, Inc. received confirmation by the U.S. Bankruptcy Court for its Plan of Reorganization. On December 22, 2003 the plan was finally confirmed and signed by the court.

          A copy of the press release of the Company announcing the confirmation and approval of the approved Plan of Reorganization is attached hereto as Exhibit 99.8 and incorporated herein by reference.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

          Not Applicable.

ITEM 5.  OTHER EVENTS

          Not Applicable

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

          Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

          (a)  Financial Statements of Business Acquired

               Not Applicable.

          (b)  Pro Forma Financial Information

               Not Applicable.

          (c)  Exhibits

               Worldwide Wireless Receives Approval for Plan of Reorganization.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             WORLDWIDE WIRELESS NETWORKS, INC.
                                   ---------------------
                                      (Registrant)


                             Date: December 23, 2003


                                  /s/
                             -------------------------------------
                             Jerry Collazo, President and acting Chief Executive





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